HIMCO VIT American Funds Global Growth Fund

Supplement to Summary Prospectus dated April 30, 2016

January 6, 2017

Effective January 1, 2017, the information under the heading "Portfolio Manager for the Master Fund" in the "Management" section of the summary prospectus is amended in its entirety to read as follows:

Portfolio Managers for the Master Fund

Portfolio Manager for the Master Fund/Title (if applicable)	Primary Title with CRMC (or Affiliate)	Experience in the Master Fund
Patrice Collette	Partner – Capital World Investors	1 year
Isabelle de Wismes	Partner – Capital World Investors	4 years
Paul Flynn	Partner – Capital World Investors	Less than 1 year
Jonathan Knowles	Partner – Capital World Investors	4 years

Keep this supplement with your summary prospectus